Exhibit 77Q1(e)(1) - First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC, dated July 29, 2005, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 333-5039) on August 4, 2005 and incorporated herein by reference.

Exhibit 77Q1(e)(2) - Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC, dated November 30, 2005, filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.